Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C., SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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Pursuant to 18 U.S.C. 1350 (as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002), I, the Chief Executive Officer of Oak Ridge Capital Group, Inc. (the "Company"), hereby certify, that to the best of my knowledge, the Annual Report on Form 10-K of the Company for the annual period ended September 30, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 14, 2003
                                   /s/ Edward S. Adams
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                                   Edward S. Adams
                                   Chief Executive Officer